UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 8, 2017 root9B Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50502	20-0443575
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

102 N. Cascade Avenue, Suite 220 Colorado Springs, CO	80919
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 889 1137

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement

On February 8, 2017, root9B Holdings, Inc. (the “Company”) issued an unsecured, non-convertible, promissory note to Joseph J. Grano, Jr., Chief Executive Officer of the Company, in the principal amount of $245,000 (the “Note”), bearing interest at the rate of 4.00% per annum and which is payable on or before February 9, 2018. The Company intends to use the proceeds from the Note to fund working capital requirements and for general corporate purposes.

The foregoing description of the Note is not complete and is qualified in its entirety by reference to the full text of the Note which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet  Arrangement of a Registrant

The information required by this item in incorporated by reference from Item 1.01 above.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

The information set forth in the Exhibit Index immediately following the signature page to this Current Report on Form 8-K is incorporated by reference into this Item 9.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROOT9B HOLDINGS, INC.

Dated: February 13, 2017	By:	/s/ Dan Wachtler
	Name:	Dan Wachtler
	Title:	President & Chief Operating Officer

Exhibit Index

Exhibit	Description
10.1	Promissory Note, dated February 8, 2017, issued to Joseph J. Grano, Jr.

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